Exhibit 99.1

Five9 Reports Fourth Quarter Revenue Growth of 31% to a Record $72.3 Million

36% Growth in LTM Enterprise Subscription Revenue
Fourth Quarter GAAP Net Income of $3.7 Million
Fourth Quarter Adjusted EBITDA of $16.4 Million, a Record 22.7% of Revenue
SAN RAMON, Calif. - February 19, 2019 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software for the digital enterprise, today reported results1 for the fourth quarter and full year ended December 31, 2018.
Fourth Quarter 2018 Financial Results

•	Revenue for the fourth quarter of 2018 increased 31% to a record $72.3 million, compared to $55.4 million for the fourth quarter of 2017.

•	GAAP gross margin was 60.8% for the fourth quarter of 2018, compared to 59.6% for the fourth quarter of 2017.

•	Adjusted gross margin was 65.1% for the fourth quarter of 2018, compared to 63.6% for the fourth quarter of 2017.

•	GAAP net income for the fourth quarter of 2018 was $3.7 million, or $0.06 per diluted share, compared to GAAP net loss of $(0.6) million, or $(0.01) per basic share, for the fourth quarter of 2017.

•
Non-GAAP net income for the fourth quarter of 2018 was $14.5 million, or $0.23 per diluted share, compared to non-GAAP net income of $4.0 million, or $0.07 per diluted share, for the fourth quarter of 2017.

•	Adjusted EBITDA for the fourth quarter of 2018 was $16.4 million, or a record 22.7% of revenue, compared to $6.9 million, or 12.4% of revenue, for the fourth quarter of 2017.

•	GAAP operating cash flow for the fourth quarter of 2018 was $15.5 million, compared to GAAP operating cash flow of $2.9 million for the fourth quarter of 2017.
2018 Financial Results

•	Total revenue for 2018 increased 29% to a record $257.7 million, compared to $200.2 million in 2017.

•	GAAP gross margin was 59.6% for 2018, compared to 58.5% in 2017.

•	Adjusted gross margin was 63.9% for 2018, compared to 62.7% in 2017.

•	GAAP net loss for 2018 was $(0.2) million, or $(0.00) per basic share, compared to a GAAP net loss of $(9.0) million, or $(0.16) per basic share, in 2017.

•	Non-GAAP net income for 2018 was $37.0 million, or $0.60 per diluted share, compared to a non-GAAP net income of $6.3 million, or $0.11 per diluted share, in 2017.

•	Adjusted EBITDA for 2018 was $46.4 million, or a record 18.0% of revenue, compared to $17.6 million, or 8.8% of revenue, in 2017.

•	GAAP operating cash flow for 2018 was $38.6 million, compared to GAAP operating cash flow of $11.1 million in 2017.
“We closed 2018 with our strongest quarter ever with fourth quarter revenue growth accelerating to 31%. This accelerating revenue growth, combined with our strong execution and expense discipline, allowed us to deliver 22.7% adjusted EBITDA margin. These stand-out results are representative of the large market opportunity we are addressing and continued momentum in our Enterprise business. As customer experience becomes a strategic priority and the market shifts towards the cloud, we believe Five9 is extremely well positioned to capitalize on this opportunity. Our customers view Five9 as a trusted strategic partner who can help them at every stage of the customer experience journey. We believe that we are at the nexus of a transformative opportunity, and that this will enable us to continue to deliver sustained growth and advance our goal of creating the world’s best intelligent contact center delivered through the cloud and powered by AI.”

- Rowan Trollope, CEO, Five9
Business Outlook

•	For the full year 2019, Five9 expects to report:

•	Revenue in the range of $298.5 to $301.5 million.

•	GAAP net loss in the range of $(22.1) to $(19.1) million, or $(0.36) to $(0.31) per basic share.

•	Non-GAAP net income in the range of $36.8 to $39.8 million, or $0.58 to $0.62 per diluted share.

•	For the first quarter of 2019, Five9 expects to report:

•	Revenue in the range of $70.0 to $71.0 million.

•	GAAP net loss in the range of $(5.7) to $(4.7) million, or a loss of $(0.10) to $(0.08) per basic share.

•	Non-GAAP net income in the range of $7.1 to $8.1 million, or $0.11 to $0.13 per diluted share.
1On January 1, 2018, Five9 adopted Accounting Standards Codification (ASC) 606 “Revenue from Contracts with Customers” using the modified retrospective transition method. While the financial results for the fourth quarter and full year 2018 are presented under ASC 606, financial results for the fourth quarter and full year 2017 are presented under ASC 605. A reconciliation of the financial results for the fourth quarter and full year 2018 under ASC 606 and ASC 605 is presented in the “Reconciliation of ASC 605 to ASC 606 P&L items” table included in this release.

Conference Call Details
Five9 will discuss its fourth quarter and full year 2018 results today, February 19, 2019, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 2920436), please dial: 800-458-4121 or 323-794-2093. An audio replay of the call will be available through March 5, 2019 by dialing

888-203-1112 or 719-457-0820 and entering access code 2920436. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit by adding back the following items to gross profit: depreciation, intangibles amortization and stock-based compensation. We calculate adjusted EBITDA by adding back or removing the following items to or from GAAP net income (loss): depreciation, amortization, stock-based compensation, interest expense, interest (income) and other, non-recurring litigation settlement costs and related indemnification fees, reversal of interest and penalties on accrued federal fees, and provision for income taxes. We calculate non-GAAP operating income as operating income (loss) excluding stock-based compensation, intangibles amortization, non-recurring litigation settlement costs and related indemnification fees, and reversal of interest and penalties on accrued federal fees. We calculate non-GAAP net income as GAAP net income (loss) excluding stock-based compensation, intangibles amortization, amortization of debt discount and issuance costs, amortization of discount and issuance costs on convertible senior notes, non-recurring litigation settlement costs and related indemnification fees, reversal of interest and penalties on accrued federal fees and non-cash adjustment on investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward-Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, business momentum, expectations for future growth, product positioning, enterprise customer views of the value of our products and vision for the future, the Company’s long-term goals, and the first quarter and full year 2019 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, including as a result of the timing and success of new product and feature introductions by us, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iii) our recent rapid growth may not be indicative of our future growth, and even if we continue to grow rapidly, we may fail to manage our growth effectively; (iv) failure to adequately expand our sales force could impede our growth; (v) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vi) security breaches and improper access to or disclosure of our data or our clients’ data, or other cyber attacks on our systems, could result in litigation and regulatory risk, harm our reputation and adversely affect our business; (vii) the markets in which we participate involve numerous competitors and are highly competitive, and if we do not compete effectively, our operating results could be harmed; (viii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (ix) our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully grow and manage these relationships could harm our business; (x) we have established, and are continuing to increase, our network of master agents and resellers to sell our solution; our failure to effectively develop, manage, and maintain this network could materially harm our revenues; (xi) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (xii) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (xiii) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could cause us to lose clients and subject us to claims for credits or damages, among other things; (xiv) we have a history of losses and we may be unable to achieve or sustain profitability; (xv) the contact center software solutions market is subject to rapid technological change, and we must develop and sell incremental and new products in order to maintain and grow our business; (xvi) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; (xvii) failure to comply with laws and regulations could harm our business and our reputation; (xviii) we may not have sufficient cash to service our convertible senior notes and repay such notes, if required; and (xix) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud contact center software for the digital enterprise, bringing the power of cloud innovation to customers and facilitating more than three billion customer interactions annually. Five9 provides end-to-end solutions with omnichannel routing, analytics, WFO, and AI to increase agent productivity and deliver tangible business results. The Five9 platform is reliable, secure, compliant, and scalable; designed to create exceptional personalized customer experiences. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$81,912	$68,947
Marketable investments	209,907	—
Accounts receivable, net	24,797	19,048
Prepaid expenses and other current assets	8,014	4,840
Deferred contract acquisition costs	9,372	—
Total current assets	334,002	92,835
Property and equipment, net	25,885	19,888
Intangible assets, net	631	1,073
Goodwill	11,798	11,798
Other assets	836	2,602
Deferred contract acquisition costs — less current portion	21,514	—
Total assets	$394,666	$128,196

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,010	$4,292
Accrued and other current liabilities	13,771	11,787
Accrued federal fees	1,434	1,151
Sales tax liability	1,741	1,326
Notes payable	—	336
Capital leases	6,647	6,651
Deferred revenue	17,391	13,975
Total current liabilities	47,994	39,518
Convertible senior notes	196,763	—
Revolving line of credit	—	32,594
Sales tax liability — less current portion	841	1,044
Capital leases — less current portion	4,509	7,161
Other long-term liabilities	1,811	1,041
Total liabilities	251,918	81,358
Stockholders’ equity:
Common stock	59	57
Additional paid-in capital	294,279	222,202
Accumulated other comprehensive loss	(93)	—
Accumulated deficit	(151,497)	(175,421)
Total stockholders’ equity	142,748	46,838
Total liabilities and stockholders’ equity	$394,666	$128,196

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

Revenue	$72,335	$55,403	$257,664	$200,225
Cost of revenue	28,339	22,363	104,034	83,104
Gross profit	43,996	33,040	153,630	117,121
Operating expenses:
Research and development	8,451	6,748	34,172	27,120
Sales and marketing	18,793	17,358	72,001	66,570
General and administrative	10,766	8,767	40,448	29,151
Total operating expenses	38,010	32,873	146,621	122,841
Income (loss) from operations	5,986	167	7,009	(5,720)
Other income (expense), net:
Interest expense	(3,462)	(836)	(10,245)	(3,471)
Interest income and other	1,359	164	3,315	490
Total other income (expense), net	(2,103)	(672)	(6,930)	(2,981)
Income (loss) before income taxes	3,883	(505)	79	(8,701)
Provision for income taxes	150	126	300	268
Net income (loss)	$3,733	$(631)	$(221)	$(8,969)
Net income (loss) per share:
Basic	$0.06	$(0.01)	$—	$(0.16)
Diluted	$0.06	$(0.01)	$—	$(0.16)
Shares used in computing net income (loss) per share:
Basic	58,926	56,034	58,076	54,946
Diluted	62,071	56,034	58,076	54,946

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Twelve Months Ended
	December 31, 2018	December 31, 2017
Cash flows from operating activities:
Net loss	$(221)	$(8,969)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,274	8,314
Amortization of premium on marketable investments	(670)	—
Provision for doubtful accounts	90	95
Stock-based compensation	28,484	15,343
Amortization of debt discount and issuance costs	129	80
Amortization of discount and issuance costs on convertible senior notes	7,881	—
Reversal of interest and penalties on accrued federal fees	—	(2,133)
Gain on sale of convertible note held for investment	(312)	—
Non-cash adjustment on investment	(40)	(366)
Accretion of interest	44	21
Others	27	(48)
Changes in operating assets and liabilities:
Accounts receivable	(5,829)	(5,163)
Prepaid expenses and other current assets	(2,806)	(1,912)
Deferred contract acquisition costs	(7,748)	—
Other assets	193	(33)
Accounts payable	2,418	813
Accrued and other current liabilities	1,865	1,061
Accrued federal fees and sales tax liability	495	90
Deferred revenue	3,956	3,882
Other liabilities	392	31
Net cash provided by operating activities	38,622	11,106
Cash flows from investing activities:
Purchases of marketable investments	(220,704)	—
Proceeds from maturities of marketable investments	11,293	—
Purchases of property and equipment	(9,261)	(2,650)
Proceeds from sale of convertible note held for investment	1,923	—
Net cash (used in) investing activities	(216,749)	(2,650)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $8,039	250,711	—
Payments for capped call transactions	(31,412)	—
Proceeds from exercise of common stock options	7,779	6,035
Proceeds from sale of common stock under ESPP	5,730	4,101
Payments of employee taxes related to vested common stock	(260)	—
Repayments on revolving line of credit	(32,594)	—
Payments of notes payable	(318)	(699)
Payments of capital leases	(8,544)	(7,068)
Net cash provided by financing activities	191,092	2,369
Net increase in cash and cash equivalents	12,965	10,825
Cash and cash equivalents:
Beginning of period	68,947	58,122
End of period	$81,912	$68,947

FIVE9, INC.
RECONCILIATION OF ASC 605 TO ASC 606 P&L ITEMS - GAAP
(In thousands, except per share data and percentages)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2018			December 31, 2018
	ASC 605	Adjustments	ASC 606	ASC 605	Adjustments	ASC 606
Revenue	$72,583	$(248)	$72,335	$256,548	$1,116	$257,664
Cost of revenue	28,360	(21)	28,339	103,525	509	104,034
GAAP gross profit	44,223	(227)	43,996	153,023	607	153,630
GAAP gross margin	60.9%		60.8%	59.6%		59.6%
Operating expenses:
Research and development	8,451	—	8,451	34,172	—	34,172
Sales and marketing	21,447	(2,654)	18,793	79,749	(7,748)	72,001
General and administrative	10,766	—	10,766	40,448	—	40,448
Total operating expenses	40,664	(2,654)	38,010	154,369	(7,748)	146,621
GAAP income (loss) from operations	3,559	2,427	5,986	(1,346)	8,355	7,009
GAAP Operating Margin	4.9%		8.3%	(0.5)%		2.7%
Other income (expense), net	(2,103)	—	(2,103)	(6,930)	—	(6,930)
Income (loss) before income taxes	1,456	2,427	3,883	(8,276)	8,355	79
Provision for income taxes	150	—	150	300	—	300
GAAP net income (loss)	$1,306	$2,427	$3,733	$(8,576)	$8,355	$(221)
Net income (loss) per share:
Basic	$0.02	$0.04	$0.06	$(0.15)	$0.15	$—
Diluted	$0.02	$0.04	$0.06	$(0.15)	$0.15	$—
Shares used in computing net income (loss) per share:
Basic	58,926	—	58,926	58,076	—	58,076
Diluted	62,071	—	62,071	58,076	—	58,076

FIVE9, INC.
RECONCILIATION OF ASC 605 TO ASC 606 P&L ITEMS - NON-GAAP
(In thousands, except per share data and percentages)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2018			December 31, 2018
	ASC 605	Adjustments	ASC 606	ASC 605	Adjustments	ASC 606
Revenue	$72,583	$(248)	$72,335	$256,548	$1,116	$257,664
Cost of revenue	25,289	(21)	25,268	92,384	509	92,893
Adjusted gross profit	47,294	(227)	47,067	164,164	607	164,771
Adjusted gross margin	65.2%		65.1%	64.0%		63.9%
Operating expenses:
Research and development	7,110	—	7,110	27,833	—	27,833
Sales and marketing	19,694	(2,654)	17,040	73,347	(7,748)	65,599
General and administrative	6,507	—	6,507	24,980	—	24,980
Total operating expenses	33,311	(2,654)	30,657	126,160	(7,748)	118,412
Adjusted EBITDA	13,983	2,427	16,410	38,004	8,355	46,359
Adjusted EBITDA margin	19.3%		22.7%	14.8%		18.0%
Depreciation	2,745	—	2,745	9,832	—	9,832
Non-GAAP operating income	11,238	2,427	13,665	28,172	8,355	36,527
Non-GAAP operating margin	15.5%		18.9%	11.0%		14.2%
Other income (expense), net	996	—	996	728	—	728
Income before income taxes	12,234	2,427	14,661	28,900	8,355	37,255
Provision for income taxes	150	—	150	300	—	300
Non-GAAP net income	$12,084	$2,427	$14,511	$28,600	$8,355	$36,955

Non-GAAP net income per share:
Basic	$0.21	$0.04	$0.25	$0.49	$0.15	$0.64
Diluted	$0.19	$0.04	$0.23	$0.47	$0.13	$0.60
Shares used in computing non-GAAP net income per share:
Basic	58,926	—	58,926	58,076	—	58,076
Diluted	62,071	—	62,071	61,428	—	61,428

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(In thousands, except percentages)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

GAAP gross profit	$43,996	$33,040	$153,630	$117,121
GAAP gross margin	60.8%	59.6%	59.6%	58.5%
Non-GAAP adjustments:
Depreciation	2,041	1,523	7,456	5,949
Intangibles amortization	88	88	352	351
Stock-based compensation	942	594	3,333	2,202
Adjusted gross profit	$47,067	$35,245	$164,771	$125,623
Adjusted gross margin	65.1%	63.6%	63.9%	62.7%

FIVE9, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

GAAP net income (loss)	$3,733	$(631)	$(221)	$(8,969)
Non-GAAP adjustments:
Depreciation and amortization	2,838	2,068	10,274	8,314
Stock-based compensation	7,493	4,640	28,484	15,343
Interest expense	3,462	836	10,245	3,471
Interest (income) and other	(1,359)	(164)	(3,315)	(490)
Legal settlement	—	—	—	1,700
Legal and indemnification fees related to settlement	93	—	592	135
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	—	(2,133)
Provision for income taxes	150	126	300	268
Adjusted EBITDA	$16,410	$6,875	$46,359	$17,639
Adjusted EBITDA as % of revenue	22.7%	12.4%	18.0%	8.8%

FIVE9, INC.
RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO NON-GAAP OPERATING INCOME
(In thousands)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

GAAP operating income (loss)	$5,986	$167	$7,009	$(5,720)
Non-GAAP adjustments:
Stock-based compensation	7,493	4,640	28,484	15,343
Intangibles amortization	93	116	442	465
Legal settlement	—	—	—	1,700
Legal and indemnification fees related to settlement	93	—	592	135
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	—	(2,133)
Non-GAAP operating income	$13,665	$4,923	$36,527	$9,790

FIVE9, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

GAAP net income (loss)	$3,733	$(631)	$(221)	$(8,969)
Non-GAAP adjustments:
Stock-based compensation	7,493	4,640	28,484	15,343
Intangibles amortization	93	116	442	465
Amortization of debt discount and issuance costs	—	20	129	80
Amortization of discount and issuance costs on convertible senior notes	3,099	—	7,881	—
Legal settlement	—	—	—	1,700
Legal and indemnification fees related to settlement	93	—	592	135
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	—	(2,133)
Non-cash adjustment on investment	—	(133)	(352)	(366)
Non-GAAP net income	$14,511	$4,012	$36,955	$6,255
GAAP net income (loss) per share:
Basic	$0.06	$(0.01)	$—	$(0.16)
Diluted	$0.06	$(0.01)	$—	$(0.16)
Non-GAAP net income per share:
Basic	$0.25	$0.07	$0.64	$0.11
Diluted	$0.23	$0.07	$0.60	$0.11
Shares used in computing GAAP net income (loss) per share:
Basic	58,926	56,034	58,076	54,946
Diluted	62,071	56,034	58,076	54,946
Shares used in computing non-GAAP net income per share:
Basic	58,926	56,034	58,076	54,946
Diluted	62,071	59,905	61,428	59,073

FIVE9, INC.
SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2018			December 31, 2017
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$942	$2,041	$88	$594	$1,523	$88
Research and development	1,010	331	—	807	170	—
Sales and marketing	1,747	1	5	1,128	2	28
General and administrative	3,794	372	—	2,111	257	—
Total	$7,493	$2,745	$93	$4,640	$1,952	$116

	Twelve Months Ended
	December 31, 2018			December 31, 2017
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$3,333	$7,456	$352	$2,202	$5,949	$351
Research and development	5,303	1,036	—	3,042	795	—
Sales and marketing	6,307	5	90	4,364	6	114
General and administrative	13,541	1,335	—	5,735	1,099	—
Total	$28,484	$9,832	$442	$15,343	$7,849	$465

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME – GUIDANCE
(In thousands, except per share data)
(Unaudited)

	Three Months Ending		Year Ending
	March 31, 2019		December 31, 2019
	Low	High	Low	High

GAAP net loss	$(5,725)	$(4,725)	$(22,075)	$(19,075)
Non-GAAP adjustments:
Stock-based compensation	9,658	9,658	45,723	45,723
Intangibles amortization	88	88	351	351
Amortization of discount and issuance costs on convertible senior notes	3,079	3,079	12,801	12,801
Income tax expense effects (1)	—	—	—	—
Non-GAAP net income	$7,100	$8,100	$36,800	$39,800
GAAP net loss per share, basic and diluted	$(0.10)	$(0.08)	$(0.36)	$(0.31)
Non-GAAP net income per share:
Basic	$0.12	$0.14	$0.60	$0.65
Diluted	$0.11	$0.13	$0.58	$0.62
Shares used in computing GAAP net loss per share and non-GAAP net income per share:
Basic	60,000	60,000	61,000	61,000
Diluted	63,000	63,000	64,000	64,000

(1)	Non-GAAP adjustments do not have an impact on our income tax provision due to past non-GAAP losses.

Investor Relations Contacts:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

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